                                                                   Exhibit 10.51


                             ASSIGNMENT OF PAYMENTS

        WHEREAS, an Asset Purchase Agreement (the "IMPRES Agreement") dated as of June 18, 2001, was entered into by and between Wareforce Incorporated, a California corporation ("Wareforce") and IMPRES Technology Solutions, Inc., a California corporation ("IMPRES"); and

        WHEREAS, the IMPRES Agreement provides for certain payments to be made by IMPRES to Wareforce as more fully set forth therein; and

        WHEREAS, Wareforce and Congress Financial Corporation (Western) ("Congress") are parties to that certain Amended and Restated Loan and Security Agreement, dated as of April 25, 2000, as amended (the "Loan Agreement") pursuant to which Congress has been granted a lien on and security interest in all personal property and other assets of Wareforce.

        WHEREAS, Wareforce and Congress entered into a Seventh Amendment to Amended and Restated Loan and Security Agreement, dated as of July 3, 2001 (the "Congress Amendment") which, in furtherance of the liens and security interests granted under the Loan Agreement, requires, among other things, Wareforce to provide to Congress an assignment of all of Wareforce's rights to payment under the IMPRES Agreement; and

        WHEREAS, Section 8(e) of the IMPRES Agreement requires the consent of IMPRES to effect such an assignment;


        NOW THEREFORE, in light of the foregoing, and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

        Wareforce hereby assigns to Congress all rights to any payments, of whatever kind or nature and howsoever arising, accorded to Wareforce under the terms of or otherwise related to, the IMPRES Agreement. IMPRES hereby consents to the foregoing assignment and agrees that, upon notice of an uncured event of default under any agreement between Congress and Wareforce or upon request from Congress, that it shall remit any and all payments due Wareforce under the IMPRES Agreement directly to Congress or as otherwise directed by Congress in such notice; provided, however, that until such time, IMPRES may continue to make any such payments directly to Wareforce. IMPRES agrees that all payments made or due Congress under the terms of this Assignment shall be made without offset or counterclaim. Wareforce and IMPRES agree that Congress shall have no liability under the IMPRES Agreement for any obligations of Wareforce thereunder.

        This Assignment of Payments is irrevocable and may not be amended, modified or terminated except in a writing executed by Congress.


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        All notices and other communications hereunder shall be in writing or by telex, telegram or telecopy, and shall be deemed to have been duly made when delivered in person or sent by telex, telegram, telecopy, same day or overnight carrier, or when deposited in the United States first class, registered or certified mail return receipt requested, postage prepaid. Notices shall as follows (or to such other address as any party may designate in writing to the other parties):

    If to Congress:
    251 South Lake Avenue, Suite 900
    Pasadena, California 91101
    Attn: Portfolio Manager
    Facsimile: (626) 304-4949

    If to the IMPRES:

        IMPRES Technology Solutions, Inc.
        5601 East Slauson Avenue, Suite 203
        Commerce, CA 90040
        Attn: Richard Fu
        Facsimile: (323) 722-8541

        If to Wareforce:

        Wareforce Incorporated
        2361 Rosecrans, Suite 155
        El Segundo, California 90245
        Attn: Don Hughes
        Facsimile: (310) 725-5590


        This Assignment of Payments may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Assignment of Payments.


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AGREED to this 8th day of August, 2001.

IMPRES TECHNOLOGY SOLUTIONS, INC.


/s/ Richard Fu
---------------------
Richard Fu
President


WAREFORCE INCORPORATED


/s/ Jim Illson
---------------------
Jim Illson
President


ACCEPTED THIS ___ DAY OF AUGUST, 2001.


CONGRESS FINANCIAL CORPORATION (WESTERN)

/s/ Gary Cassianni
-------------------
Gary D. Cassianni
Vice President